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                                                                   EXHIBIT 10.27



                                 AMENDMENT NO. 1
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

        THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this "AMENDMENT") is entered into effective as of August 29, 2000, by and among Interactive Telesis, Inc., a Delaware corporation, with headquarters located at 535 Encinitas Boulevard, Suite 116, Encinitas, California 92024 (the "COMPANY"), and the undersigned buyers (each, a "BUYER" and collectively, the "BUYERS").

        WHEREAS:

        A. The parties hereto entered into that certain Registration Rights Agreement dated June 12, 2000 (the "AGREEMENT"), pursuant to which the Company agreed to provide certain registration rights with respect to the securities issued and issuable thereunder. All terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

        B. The parties desire herein to amend the Agreement to provide that the Registrable Securities issued and issuable in connection with the Second and Third Closings shall be covered by separate Registration Statements for each Closing and that the Registration Statement already filed with the SEC be amended to cover only the Registrable Securities issued and issuable in connection with the Initial Closing.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyers hereby agree to amend the Agreement as follows:

Section 2.a of the Agreement is hereby amended and restated in its entirety as follows:

                a. Mandatory Registration. The Company shall prepare, and, as soon as practicable, but in no event later than thirty (30) days after each applicable Closing Date (as defined in the Securities Purchase Agreement) (the "SCHEDULED FILING DATE"), file with the SEC a separate Registration Statement or Registration Statements (as is necessary) on Form S-3 covering the resale of all of the Registrable Securities issued and issuable in connection with each such Closing. In the event that Form S-3 is unavailable for any such registrations, the Company shall use such other form as is available for such registrations, subject to the provisions of Section 2.e. Any Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the number of Registrable Securities applicable to that Closing (issued and issuable) as of the date immediately preceding the date the Registration Statement is initially filed with the SEC, assuming that the Average Market Price (as defined in the Securities Purchase Agreement) were to decline 50% from the lower of (a)

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        the Purchase Price at the applicable Closing and (b) the closing bid price of the Common Stock as of the date two days preceding the date the applicable Registration Statement is initially filed with the SEC (such lower price shall hereafter be referred to as the "REGISTRATION SHARE NUMBER CALCULATION PRICE"). The Company shall use its best efforts to have each Registration Statement declared effective by the SEC as soon as practicable, but in no event later than ninety (90) days after the applicable Closing Date in the event the SEC does not review such Registration Statement and no later than one hundred twenty (120) days after the applicable Closing Date in the event the SEC conducts a full review of such Registration Statement (the "SCHEDULED EFFECTIVE DATE"). The Company represents and covenants that no Person other than the Investors has or will have the right to include any securities of the Company in any Registration Statement to be filed in accordance with this Section 2.a.

Sections 3.a and 3.v(i) and (ii) of the Agreement are hereby amended and restated in their entirety as follows:

                Whenever an Investor has requested that any Registrable Securities be registered pursuant to Section 2.b or at such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2.a or 2.f, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                a. The Company shall promptly prepare and file with the SEC a separate Registration Statement with respect to the Registrable Securities issued and issuable in connection with each Closing (on or prior to the thirtieth (30th) day after the applicable Closing Date) for the registration of Registrable Securities pursuant to Section 2.a and use its best efforts to cause such Registration Statements relating to the Registrable Securities to become effective as soon as possible after such filing (but, in no event later than ninety (90) days after the applicable Closing Date in the event the SEC does not review the Registration Statement and no later than one hundred twenty (120) days after the applicable Closing Date in the event the SEC conducts a full review of the Registration Statement). The Company shall not file any other Registration Statement with respect to any of its securities between the date hereof and ninety (90) days after the effective date of any such Registration Statement (other than a Registration Statement on Form S-8 (or its equivalent at such time)). The Company shall keep each of the Registration Statements required to be filed hereunder effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or
        (ii) the date on which (A) the Investors shall have sold all the Registrable Securities covered by such Registration Statement and (B) none of the Repricing Rights or Warrants is outstanding (the "REGISTRATION

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        PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The term "best efforts" shall mean, among other things, that the Company shall submit to the SEC, within two business days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.


                v. Each of the following events shall constitute a "REGISTRATION DEFAULT" for purposes of this Agreement:

                       (i) the Company's failure to file a Registration Statement by the applicable Scheduled Filing Date or Additional Scheduled Filing Date thereof, as appropriate;

                       (ii) the SEC's failure to declare a Registration Statement effective on or before the applicable Scheduled Effective Date or Additional Scheduled Effective Date thereof, as appropriate, except where the failure to meet such deadline is the result solely of actions by the holders of Registrable Securities or Legal Counsel;



                                   * * * * * *

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        IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to
Registration Rights Agreement to be duly executed as of day and year first above written.


COMPANY:                              BUYERS:

INTERACTIVE TELESIS, INC.             BH CAPITAL INVESTMENTS, L.P.
                                         By:  HB and Co., Inc. its General
                                              Partner



By:   /s/ Donald E. Cameron           By: /s/ Henry Brachfeld,
      ---------------------------         --------------------------------------
Name: Donald E. Cameron                   Name: Henry Brachfeld
Its:  President                           Its:  Authorized Signatory


                                          EXCALIBUR LIMITED PARTNERSHIP
                                          By: Excalibur Capital Management, Inc.
                                          Its General Partner



                                          By: /s/ William Hechter, by Henry
                                              ----------------------------------
                                              Brachfield, his attorney-in-fact
                                              ----------------------------------
                                              Name:  William Hechter, President